NEW ENGLAND FUNDS TRUST I

                      New England Star Advisers Fund

                               (the "Fund")

                   Supplement dated October 26, 1995 to
        New England Star Advisers Fund Prospectus dated May 1, 1995

The following paragraphs are added to the section of the Prospectus captioned "Fund Management":

     Loomis, Sayles & Company, L.P. ("Loomis Sayles"), one of the Fund's subadvisers, is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC serves as investment adviser to the Fund. New England Mutual Life Insurance Company ("The New England") owns NEIC's sole general partner and a majority of the limited partnership interest in NEIC. The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

     The merger of The New England into MetLife is being treated for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing investment advisory agreement between NEIC and the Fund and the related subadvisory agreement between NEIC and Loomis Sayles. Under the Act, such an "assignment" will result in the automatic termination of those agreements, effective at the time of the merger. The subadvisory agreements with the Fund's three subadvisers other than Loomis Sayles provide that they will terminate automatically upon any termination of the investment advisory agreement between the Fund and NEIC. Those subadvisory agreements will thus also terminate at the time of the merger. Prior to the merger, shareholders of the Fund will be asked to approve a new investment advisory agreement and new subadvisory agreements, intended to take effect at the time of the merger. A proxy statement describing the new agreements will be sent to shareholders of the Fund prior to their being asked to vote on the new agreements.

The following paragraphs are added to the section of the Prospectus captioned "Buying Fund Shares":

     Investment checks should be made payable to New England Funds.

     New England Funds will accept second-party checks (up to $10,000) for investments into existing accounts only. (A second-party check is a check made payable to a New England Funds shareholder which the shareholder has endorsed to New England Funds for deposit into an account registered to the shareholder.)

     New England Funds will NOT accept third-party checks, except certain third-party checks issued by other mutual fund companies, broker dealers or banks representing the transfer of retirement assets. (A third-party check is a check made payable to a party which is not a New England Funds shareholder, but which has been ultimately endorsed to New England Funds for deposit into an account.)

                                                                 SP32-1095